Investment Strategy - Principal Capital Appreciation Select ETF	12 Months Ended
Jun. 30, 2024
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests primarily in equity securities of U.S. companies with any market capitalization, but it has a greater exposure to large market capitalization companies than small or medium market capitalization companies. Although there is no restriction on the size of the companies in which the Fund invests, most of the Fund's investments typically include companies with a market capitalization range over $10 billion at the time of purchase. Those managing the Fund’s investments seek to invest in securities of businesses that they believe are trading at a discount to their private market value (i.e., the value of the business if it was sold), have a competitive advantage, and/or that have barriers to entry in their respective industries.